UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2013

FUEL TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33059	20-5657551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fuel Tech, Inc.

27601 Bella Vista Parkway

Warrenville, IL 60555-1617

630-845-4500

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective March 15, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of Fuel Tech, Inc. (“Fuel Tech” or the “Company”) took the following actions:

1. Award of 2012 Look-Back RSUs: Pursuant to the terms of the Company’s 2012 Executive Performance RSU Award Agreement with each participating Executive Officer of the Company shown in the table below (“Participating Executive”), the Committee determined the actual number of “Look-Back” restricted stock units (“RSUs”) to be awarded to each Participating Executive.

The target level of Look-Back RSUs, and the actual amount of Look-Back RSUs granted are set forth in the table below.

Name and Title	Target Look-Back RSUs	Actual Look-Back RSUs Granted
Douglas G. Bailey President and Chief Executive Officer	16,000	12,800
Vincent J. Arnone Executive Vice President, Worldwide Operations	8,000	6,400
David S. Collins Chief Financial Officer and Treasurer	8,000	6,400
Robert E. Puissant Executive Vice President, Marketing and Sales	8,000	6,400

The terms of the 2012 Executive Performance RSU Award Agreement (the “2012 Agreement”) are described in the Company’s Proxy Statement on Schedule 14A for its 2012 Annual Meeting of Stockholders filed with the Securities Exchange Commission on April 11, 2012, and a copy of the form of the 2012 Agreement entered into between the Company and each of the Participating Executives is attached as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012 filed with the Securities Exchange Commission on May 8 2012. Such description and exhibit are incorporated by reference in their entirety. All RSU grants show above will be made pursuant to the terms of the 2012 Agreement.

2. 2013 Executive Performance RSU Awards: The Committee authorized the Company to enter into an Executive Performance RSU Award Agreement with each of the Company’s participating Executive Officers shown in the table below (each a “Participating Executive”) pursuant to which each such Participating Executive will have the opportunity to receive the RSU amounts shown in the table below. The form and substance of the Executive Performance RSU Award Agreements entered into are the same as the 2012 Agreement described above.

Name	Target Look-Back RSUs	Target TSR RSUs*	Target Revenue RSUs*
Douglas G. Bailey President and Chief Executive Officer	42,000	42,000	42,000
Vincent J. Arnone Executive Vice President, Worldwide Operations	24,000	24,000	24,000
David S. Collins Chief Financial Officer and Treasurer	18,000	18,000	18,000
Robert E. Puissant Executive Vice President, Marketing and Sales	18,000	18,000	18,000

*	The amount of RSUs shown represents the target RSU amount for each category of RSUs. The actual amount of RSUs granted for each category can range from 0% to 100% for Look-Back RSUs and 0% to 150% for Revenue Growth or TSR Performance RSUs.

3. 2013 Executive Officer Incentive Plan. The Committee also adopted Fuel Tech’s 2013 Executive Officer Incentive Plan (the “EOIP”), including establishing the financial performance threshold for payout and the percentage of the incentive pool to be paid out to participants in the EOIP for 2013. Participation in the EOIP is limited to Fuel Tech’s President and Chief Executive Officer; Executive Vice President, Worldwide Operations; Executive Vice President, Marketing and Sales; Senior Vice President, Treasurer and Chief Financial Officer; and Senior Vice President, General Counsel and Secretary (each a “Participant”). The Committee, in its business discretion, may subjectively decide to designate additional full-time senior management employees to be Participants in the EOIP after consideration of the recommendations of Fuel Tech’s Chief Executive Officer.

The 2013 EOIP is structured as follows:

•

2013 EOIP payouts are based on Fuel Tech’s performance in the three critical financial metrics defined below. An “Incentive Pool” may be created dependent on Fuel Tech’s financial performance pertaining to all or some of those metrics during the fiscal year. If the Incentive Pool is created, each Participant will be awarded his designated portion of the Incentive Pool by March 31, 2014.

•

Under the 2013 EOIP, a percentage of Adjusted EBITDA may be set aside in the Incentive Pool with respect to each fiscal year to provide for bonus payments based on performance in the following three categories: (i) Adjusted EBITDA, (ii) Revenue and (iii) APC Bookings. “Adjusted EBITDA” refers to earnings before interest expense, taxes, depreciation and amortization, profit sharing contributions, legal expenses out of the ordinary course of Fuel Tech’s business and incentive play (excluding sales commissions). “Revenue” refers to net sales. “APC Bookings” refers to revenue from the sale of equipment or services in Fuel Tech’s APC line of business to which Fuel Tech has a contractual right pursuant to a purchase agreement executed after January 1, 2013.

•

No amounts will be payable under the 2013 EOIP unless Fuel Tech achieves the established minimum threshold of Adjusted EBITDA for 2013. Accordingly, if Fuel Tech’s financial performance for 2013 falls below the established minimum threshold of Adjusted EBITDA, there will be no payout under the 2013 EOIP of any kind, regardless of the annual Revenue, APC Bookings or other Company product sales achieved. If Fuel Tech’s minimum threshold of Adjusted EBITDA is met, however, the percentage of Adjusted EBITDA set aside in the Incentive Pool rises pro rata incrementally based on actual combined performance for the Adjusted EBITDA, Revenues, and APC Bookings financial metrics up to an upper limit cap.

•

For 2013, the minimum performance thresholds for Adjusted EBITDA, Revenue and APC Bookings were set at $10 million, $104 million and $44.5 million, respectively. If the Adjusted EBITDA performance threshold is met, 1.00% of Adjusted EBITDA will be funded into the Incentive Pool; assuming Fuel Tech achieved two of the three performance thresholds, 1.50% of Adjusted EBITDA will be funded into the Incentive Pool; and, assuming Fuel Tech achieves all three performance thresholds, 2.00% of Adjusted EBITDA will be funded into the Incentive Pool.

•

If the minimum thresholds above are met, the percentage of Adjusted EBITDA funded into the Incentive Pool for the Adjusted EBITDA metric will rise incrementally at a rate equal to 0.10% for each additional $500,000 in Adjusted EBITDA, subject to an overall cap of 2.00%; the percentage of Adjusted EBITDA funded into the Incentive Pool for Revenue will rise incrementally at a rate equal to 0.05% for each additional $2.5 million in Revenue, subject to an overall cap of 1.0%; and the percentage of Adjusted EBITDA funded into the Incentive Pool for APC Bookings will rise incrementally at a rate equal to 0.05% for each additional $2.5 million in APC Bookings, subject to an overall cap of 1.00%. Accordingly, the highest possible funding percentage for the Incentive Pool under the 2013 EOIP is 4.00% of Adjusted EBITDA.

•

If the performance thresholds under the 2013 EOIP are met, the Incentive Pool will be divided in accordance with the following participation percentages: 35% of the Incentive Pool being awarded to the President and Chief Executive Officer; 20% to the Executive Vice President, Worldwide Operations; 15% to the Executive Vice President, Marketing and Sales; 15% to the Senior Vice President, Treasurer and Chief Financial Officer; and 15% to the Senior Vice President, General Counsel and Secretary.

•

In addition to the payment of amounts from the Incentive Pool as described above and subject to meeting the Minimum Adjusted EBITDA threshold of $10 million, the Company will fund an additional amount for payment under the EOIP, to be divided equally between each Participant, as follows:

•

$200,000 will be funded if, during any three month period occurring during 2013, the Company recognizes aggregate Revenues of $2 million or more from the commercial sale or out-licensing of any internally developed product offering for the reduction of emissions of hydrochloric acid, sulfur dioxide or mercury; and

•

$200,000 will be funded if, during any three month period occurring during 2013, the Company recognizes aggregate Revenues of Two Million Dollars ($2,000,000) or more from the commercial sale or out-licensing of any product or technology licensed by the Company from a third party after January 1, 2013.

•

Both the payout vesting and allocation percentages for each Participant under the 2013 EOIP are formulaic, and do not involve any subjective evaluation of the performance of the Participants or other exercise of discretion by the Committee.

•

The actual amounts of fiscal 2013 cash bonuses earned, if any, for the Executive Officers of the Company who are Participants in the EOIP will be reported in the Registrant’s proxy statement for its 2014 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc.
(Registrant)
Date: March 21, 2013

	By:	/s/ David S. Collins
David S. Collins
Senior Vice President, Treasurer and Chief Financial Officer